UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 25, 2016 (February 25, 2016)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
The Waterfront, Chesney House
96 Pitts Bay Road
Pembroke HM 08 Bermuda
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On February 25, 2016, Third Point Reinsurance Ltd. issued a press release reporting its financial results as of and for the fourth quarter ended December 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1. In addition, a copy of the Third Point Reinsurance Ltd. Financial Supplement as of and for the fourth quarter ended December 31, 2015 is attached hereto as Exhibit 99.2. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 25, 2016.
99.2	Financial Supplement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2016	/s/ Christopher S. Coleman
	Name:	Christopher S. Coleman
	Title:	Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 25, 2016.
99.2	Financial Supplement.